Business Segment Information (Schedule Of Total Revenue Percentages Contributable To Specific Government Agencies Comprising More Than Ten Percent) (Details) (Government Contracts Concentration Risk [Member])
	Jan. 31, 2011	Jan. 31, 2010	Jan. 31, 2009
U.S. Government [Member]
Percentage of sales	91.00%	91.00%	91.00%
U.S. Army [Member]
Percentage of sales	23.00%	24.00%	25.00%
U.S. Navy [Member]
Percentage of sales	13.00%	13.00%	12.00%